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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-40486, No. 333-94361 and No. 333-89288) of
America West Holdings Corporation of our report dated May 31, 2002 relating to the financial statements and financial statement schedule of America West Holdings Corporation Future Care 401 (k) Plan, which appears in this Form 11-K.


/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Phoenix, AZ
June 27, 2002